Exhibit 10.2b

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

by and among

Tumi Holdings, Inc.,

Doughty Hanson & Co IV Nominees One Limited,

Doughty Hanson & Co IV Nominees Two Limited,

Doughty Hanson & Co IV Nominees Three Limited,

Doughty Hanson & Co IV Nominees Four Limited

and the other stockholders named herein

Dated as of [            ], 2012

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [            ], 2012, is by and among Tumi Holdings, Inc., a Delaware corporation (the “Company”), Doughty Hanson & Co IV Nominees One Limited, Doughty Hanson & Co IV Nominees Two Limited, Doughty Hanson & Co IV Nominees Three Limited, Doughty Hanson & Co IV Nominees Four Limited, Officers Nominees Limited (collectively, “DH”), Stockwell Fund, L.P., Brederode International s.a.r.l., Uberior Co-Investments Limited, RBSM Capital Limited, HVB Capital Partners AG and Jerome Griffith (solely with respect to Section 3) (each, along with DH, and collectively with their Permitted Transferees, a “Stockholder” and collectively, the “Stockholders”). This Agreement shall become effective upon the Effective Time.

WHEREAS, the Stockholders were party to that Registration Rights Agreement, dated November 17, 2004 (the “Prior Agreement”);

WHEREAS, pursuant to Section 12(l) of the Prior Agreement, the Stockholders desire to amend and restate the Prior Agreement on the terms set forth herein;

WHEREAS, the Company has filed a registration statement on Form S-1 with respect to an underwritten public offering of its common stock, par value $0.01 per share (“Common Stock”) (the “Initial Public Offering”); and

WHEREAS, the parties hereto desire that the Company provide the Stockholders with registration rights with respect to the Registrable Securities (as defined below), as set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the Preamble.

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act. The term “Beneficially Own” shall have a correlative meaning.

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Demand Registration” shall have the meaning set forth in Section 2(b) hereof.

“Effective Time” shall mean the closing of the Initial Public Offering.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Full Cooperation” means, in connection with any Fully Marketed Underwritten Offering, in addition to the other cooperation otherwise required by this Agreement, (a) members of senior management of the Company (including the chief executive officer and the chief financial officer) shall fully cooperate with the underwriter(s) in connection therewith, and make themselves available to participate in all of the marketing processes of the Fully Marketed Underwritten Offering as recommended by the underwriter(s), and (b) the Company shall use its reasonable best efforts to effect cooperation required in connection with a Fully Marketed Underwritten Offering; provided, however, that any requirement to effect Full Cooperation shall take into account the Company’s business needs, it being understood by the parties to this Agreement that the phrase “take into account the Company’s business needs” may permit the non-participation of the Company’s management in a “road show” or other marketing activity if the requisite traveling or other demands of a “road show” or other marketing activity, in the good faith determination of the Company, would interfere with the management of the Company’s business.

“Fully Marketed Underwritten Offering” means an Underwritten Offering which includes road shows, one-on-one meetings with prospective purchasers of the Registrable Securities and other customary marketing activities, as recommended by the underwriter(s).

“Initial Public Offering” shall have the meaning set forth in the Recitals.

“Losses” shall have the meaning set forth in Section 7 hereof.

“Permitted Transferee” shall mean, with respect to a Stockholder, (i) any other Stockholder, (ii) such Stockholder’s Affiliates, which for purposes of this definition only includes any investment fund or holding company that is directly or indirectly managed or advised by the same manager or investment adviser as such Stockholder or by an Affiliate of such manager or investment adviser, and (iii) in the case of any Stockholder, (A) any member or general or limited partner of such Stockholder, (B) any corporation, partnership, limited liability company or other entity that is an Affiliate of such Stockholder or any general or limited partner of such Stockholder, provided in each case that such Person has agreed to become a party to and be bound by the terms of this Agreement as set forth in Section 11(c).

“Person” shall mean any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning set forth in Section 3(a) hereof.

“Piggyback Registration” shall have the meaning set forth in Section 3(a) hereof.

“Proceeding” shall mean an action, claim, suit, arbitration or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Public Offering” shall mean a public offering and sale of equity securities for cash pursuant to an effective registration statement under the Securities Act.

“Registrable Securities” shall mean all shares of Common Stock currently held or hereafter acquired by a Stockholder or any securities issued or issuable with respect to such shares because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations or similar events. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144, (iii) they shall have ceased to be outstanding, (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities or (v) they are eligible to be sold by such Stockholder to the public without volume limitations under Rule 144.

“Registration Statement” shall mean any registration statement of the Company under the Securities Act which permits the Public Offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Stockholders” shall have the meaning set forth in the Preamble.

“Underwritten Offering” shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

Section 2. Demand Registrations.

(a) Requests for Registration.

(i) Following the expiration of the underwriter lock-up period applicable to the Initial Public Offering, upon the written request of one or more Stockholders who together hold a majority of the then outstanding Registrable Securities (the “Requesting Stockholders”) that the Company effect the registration under the Securities Act of all or part of the Registrable Securities pursuant to a registration statement (a “Demand Registration”), the Company shall use commercially reasonable efforts to effect, as promptly as practicable, the registration under the Securities Act of such number of Registrable Securities requested to be so registered.

(ii) Subject to Section 2(d), the Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such registration at the request of an underwriter of the Company or the Company pursuant to the provisions of this Agreement.

(iii) In connection with each such Demand Registration, the Company shall cause there to occur Full Cooperation.

(iv) The Company shall not be obligated to effect any Demand Registration (A) within three months of an Underwritten Offering in which all Stockholders were given “piggyback” rights pursuant to Section 3 (subject to Section 2(d) and at least 50% of the number of Registrable Securities requested by such Stockholders to be included in such Demand Registration were included) or (B) within three months of any other Demand Registration or any Underwritten Offering pursuant to Section 2(b).

(v) Promptly after receipt of any such request for Demand Registration, the Company shall give written notice of such request to each other Stockholder and shall, subject to the provisions of Section 2(c) hereof, include in such registration all such Registrable Securities any Stockholders have requested to be so registered.

(b) Requests for Shelf Registration. At any time after the date hereof when the Company is eligible to register shares of Common Stock on Form S-3 (or a successor form), upon the written request of the Requesting Stockholders, the Company shall use commercially reasonable efforts to, as promptly as practicable, file a registration statement (which, if permitted, shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act) on Form S-3 or such other form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 from time to time of all or part (as specified in the written request of the Requesting Stockholders) of the Registrable Securities (including the Prospectus, amendments and supplements to the shelf registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such shelf registration statement, the “Shelf Registration Statement”). If the Company files any shelf registration statement for its own benefit or for the benefit of the holders of any of its securities other than the Stockholders, the Company agrees that it shall use its reasonable best efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that the Stockholders may be added to such shelf registration statement at a later time through the filing of a Prospectus rather than a post-effective amendment. The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the SEC as promptly as practicable following such filing. The Company shall maintain the effectiveness of the Shelf Registration Statement for the maximum period permitted by SEC rules. The Requesting Stockholders shall be entitled to three Fully Marketed Underwritten Offerings in a 365-day period pursuant to the Shelf Registration Statement, so long as the sale of the Registrable Securities proposed to be sold in each such offering is reasonably expected to result in aggregate gross cash proceeds that equal or exceed $25,000,000. If a Fully Marketed Underwritten Offering is requested, the Company shall cause there to occur Full Cooperation in connection therewith. Except as provided in this Section 2(b) with respect to Fully Marketed Underwritten Offerings, there shall be no limitation on the number of takedowns off the Shelf Registration Statement.

(c) Priority on Demand Registration. If any of the Registrable Securities registered pursuant to this Section 2 are to be sold in an Underwritten Offering, and the managing underwriter or underwriters advise the holders of such securities in writing that in its view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering, then there shall be included in such Underwritten Offering the number or dollar amount of Registrable Securities that in the opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows and in the following orders of priority (unless the underwriters advise a different allocation or advise the omission of management as sellers in an offering, and such advising may be oral or in writing):

(i) first, pro rata among the Requesting Stockholders on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by such Requesting Stockholders;

(ii) second, pro rata among the other holders of Registrable Securities on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by such holders; and

(iii) third, securities the Company proposes to sell.

(d) Postponement of Demand Registration. The Company shall be entitled to postpone (but not more than once in any 12-month period), for a reasonable period of time not in excess of 60 days, the filing of a Registration Statement (or suspend the use of a Registration Statement) if the Company delivers to the holders requesting registration (or participating in a Shelf Registration Statement) a certificate signed by both the chief executive officer and chief financial officer of the Company certifying that, in the good faith judgment of the board of directors of the Company, such registration and offering (or sales pursuant to the Shelf Registration Statement) would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company. The holders receiving such certificate shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 5(a)(xiii). If the Company shall so postpone the filing of a Registration Statement, the holders of more than 50% of the Registrable Securities to be included in such registration statement shall have the right to withdraw the request for registration by giving written notice to the Company and a Demand Registration shall not have been deemed to have occurred.

Section 3. Piggyback Registrations.

(a) Right to Piggyback. If the Company proposes to register any shares of Common Stock under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, or publicly sell under a Shelf Registration Statement, for its own account and/or for the account of any other Person for sale in a Public Offering (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto), then, each such time, the Company shall give prompt written notice of its intention to effect such a registration or sale (the “Piggyback Notice”) to all of the holders of Registrable Securities. The Piggyback Notice shall offer such holders of Registrable Securities the opportunity to include in such registration or sale the number of Registrable Securities as each such holder may request (a “Piggyback Registration”). Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after notice has been given to the applicable holder. Jerome Griffith shall have rights under this Agreement solely with respect to the piggyback rights contained in this Section 3.

(b) Priority on Piggyback Registrations. The Company shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any other shares of capital stock, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering have informed the Company in writing that it is their good faith opinion that the total amount of securities that such holders, the Company and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the success of such offering, then the amount of securities to be offered for the account of holders of Registrable Securities shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters by reducing the securities requested to be included by all holders of Registrable Securities requesting such registration pro rata among such holders on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by such holders.

(c) Withdrawal of Registrations. In the case of an offering initiated by the Company as a primary offering on its behalf, nothing contained herein shall prohibit the Company from determining, at any time, not to file a registration statement or, if filed, to withdraw such registration or terminate or abandon the offering related thereto, without prejudice, however, to the rights of the Stockholders to immediately request a registration pursuant to Section 2 hereof.

Section 4. Holdback Agreements. To the extent requested in writing by the managing underwriter of any Underwritten Offering, the Company agrees not to, and shall exercise commercially reasonable efforts to obtain agreements (in the underwriters’ customary form) from its directors, executive officers, Beneficial Owners of five percent (5%) or more of the Common Stock and the holders of Registrable Securities not to, directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any equity securities of the Company or enter into any hedging transaction relating to any equity securities of the Company during the 10 days prior to and during the 90 days beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration or the pricing date of any Underwritten Offering pursuant to any Registration Statement (except as part of such Underwritten Offering or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto) unless the underwriter managing the offering otherwise agrees to a shorter period.

Section 5. Registration Procedures.

(a) If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 and Section 3 hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as promptly as practicable:

(i) Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Securities by the holders thereof or the Company in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement (other than in connection with a Piggyback Registration initial filing) or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference but excluding any amendment or supplement solely to add or change selling stockholders named therein), the Company shall furnish or otherwise make available to the holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to a Demand Registration to which the holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law.

(ii) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the applicable period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

(iii) Notify each selling holder of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (1) when a Prospectus or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(a)(xi) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iv) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the reasonably earliest practical date.

(v) If requested by the managing underwriters, if any, or the holders of a majority of the then outstanding Registrable Securities being sold in connection with an Underwritten Offering, or the Stockholders participating in a Shelf Registration Statement, promptly include in a Prospectus or post-effective amendment such information as the managing underwriters, if any, and such holders or Stockholders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 5(a)(v) that are not, in the opinion of the Company, in compliance with applicable law.

(vi) Furnish or make available to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement, the Prospectus and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such holder, counsel or underwriter), and such other documents as the selling holders of Registrable Securities may reasonably request in connection with the distribution of the Registrable Securities.

(vii) Prior to any Public Offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it is not then so qualified or (2) take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject.

(viii) Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

(ix) Upon the occurrence of any event contemplated by Section 5(a)(iii)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(x) Use its reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be authorized to be listed on The New York Stock Exchange or any other securities exchange on which shares of the particular class of Registrable Securities are at that time qualified or listed.

(xi) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in the case of an Underwritten Offering, (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings, and, if true, confirm the same if and when requested, (2) use its reasonable best efforts to furnish to the selling holders of such Registrable Securities opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and the selling holders of the Registrable Securities), addressed to each selling holder of Registrable Securities and each of the underwriters covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and underwriters, (3) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants or, if applicable, independent registered public accounting firm, of the Company that have or has certified the financial statements included in such Registration Statement, addressed to each selling holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with Underwritten Offerings, (4) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section and (5) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters to evidence the continued validity of the representations and warranties made pursuant to Section 5(a)(xiii)(1) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

(xii) In connection with each Demand Registration and each Fully Marketed Underwritten Offering, cause there to occur Full Cooperation.

(xiii) Make available for inspection by a representative of the selling holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (1) disclosure of such information is required by court or administrative order, (2) disclosure of such information, in the opinion of counsel to such Person, is required by law, or (3) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person. In the case of a proposed disclosure pursuant to (1) or (2) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law.

(xiv) Otherwise comply in all material respects with all applicable rules and regulations under the Securities Act, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force).

(b) The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

(c) Each holder of Registrable Securities agrees if such holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(iii)(2), 5(a)(iii)(3), 5(a)(iii)(4) or 5(a)(iii)(5) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(a)(ix) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the Company shall extend the time periods under Section 2(a) with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the holder is required to discontinue disposition of such securities.

Section 6. Registration Expenses.

(a) All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc. and (B) of compliance with securities or Blue Sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 4(a)(viii)), (ii) printing expenses, (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 5(a)(xi)(3) hereof and any other Persons retained by the Company, and (vii) fees and disbursements of one counsel for the holders of Registrable Securities whose shares are included in a Registration Statement, which counsel shall be selected by the Requesting Stockholders if such Registration Statement is pursuant to a Demand Registration and otherwise by the holders of a majority of the Registrable Securities included in such Registration Statement) shall be borne by the Company whether or not any Registration Statement is filed or becomes effective. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person retained by the Company.

(b) The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any holder of Registrable Securities or by any underwriter (except as set forth in Sections 6(a)(i)(B) and 6(a)(vii)), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company), or (iii) any other expenses of the holders of Registrable Securities not specifically required to be paid by the Company pursuant to Section 6(a).

Section 7. Indemnification.

(a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, Stockholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, Stockholders, accountants, attorneys, agents and employees of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus or other document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such holder, each of its officers, directors, partners, members, managers, Stockholders, accountants, attorneys, agents and employees and each Person controlling such holder, each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred and documented in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission by such holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such holder. It is agreed that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by law, severally and not jointly, the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, Prospectus or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, members, managers, Stockholders, accountants, attorneys, employees, agents, persons, underwriters or control persons for any legal or any other expenses reasonably incurred and documented in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such holder expressly for inclusion in such Registration Statement, Prospectus or other document; provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of each selling holder of Registrable Securities hereunder shall be limited to the net proceeds received by such selling holder from the sale of Registrable Securities covered by such Registration Statement.

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Proceeding, to, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the indemnifying party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses; or (ii) the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or Proceeding; provided, however, that the indemnifying party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

(d) Contribution. If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. Notwithstanding the provisions of this Section 7(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 8. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales in compliance with Rule 144 under the Securities Act), and it will take such further reasonable action, to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and filing requirements.

Section 9. Underwritten Registrations.

(a) If any Demand Registration is an Underwritten Offering, the Requesting Stockholders making the demand shall have the right to select the investment banker or investment bankers and managers to administer the offering, subject to approval by the Company, not to be unreasonably withheld. The Company shall have the right to select the investment banker or investment bankers and managers to administer any Piggyback Registration.

(b) No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell the Registrable Securities it desires to have covered by the Registration Statement on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that such Person shall not be required to make any representations or warranties other than those related to title and ownership of shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter by such Person.

Section 10. Limitation on Subsequent Registration Rights. From and after the date of this Agreement the Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equivalent to or more favorable than the registration rights granted to holders of Registrable Securities hereunder, or which would reduce the amount of Registrable Securities the holders can include in any Registration Statement filed pursuant to Section 2 hereof, unless such rights are subordinate to those of the holders of Registrable Securities.

Section 11 Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the holders of a majority of the Registrable Securities and the Company; provided, however, that in no event shall the obligations of any holder of Registrable Securities be materially increased or the rights of any such holder be adversely affected (without similarly adversely affecting the rights of all such holders), except upon the written consent of such holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders pursuant to such Registration Statement.

(b) Notices. All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, e-mailed, telecopied and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address (including e-mail address) or facsimile number that any such party may designate by written notice to the other parties hereto):

If to the Company:

Tumi Holdings, Inc.

1001 Durham Avenue

South Plainfield, NJ 07080

Attention: Michael J. Mardy, Chief Financial Officer

Facsimile No.: (908) 222-7878

E-mail: mmardy@tumi.com

If to DH:

Doughty Hanson & Co IV Nominees One Limited

Doughty Hanson & Co IV Nominees Two Limited

Doughty Hanson & Co IV Nominees Three Limited

Doughty Hanson & Co IV Nominees Four Limited

Officers Nominees Limited

c/o Doughty Hanson & Co Managers Limited

45 Pall Mall

London E14 5DS, England

Attention: Graeme Stening

Facsimile No.: +44(0) 207 663 9350

E-mail: graeme.stening@doughtyhanson.com

or if to another Stockholder, to the address(es) set forth on the counterpart signature pages of this Agreement signed by such Stockholders,

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom (UK) LLP

40 Bank Street

Canary Wharf

London E14 5DS, England

Attention: Allan Murray-Jones

Facsimile No.: +44(0) 207 519 7070

E-mail: Allan.Murray-Jones@skadden.com

Any such notice shall, if delivered personally or by e-mail, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five business days after the date of deposit in the United States mail.

(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. No Stockholder may assign any of its rights hereunder to any Person other than a Permitted Transferee. Such successor or assign shall not be entitled to such rights unless the successor or assign, unless already a Stockholder hereunder, shall have executed and delivered to the Company a joinder providing that such Person shall be bound by and shall fully comply with the terms of this Agreement (which shall also be executed by the Company) promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Stockholder for purposes of this Agreement. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(f) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

(g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

(i) Securities Held by the Company or its subsidiaries. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

(j) Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

(k) Consent to Jurisdiction. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan in The City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of The City of New York for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune of from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

(l) WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO

THAT THIS SECTION 11(l) CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11(l) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Registration Rights Agreement to be duly executed as of the date first above written.

TUMI HOLDINGS, INC.

Name: Title:

Doughty Hanson & Co IV Nominees One Limited

By:
Name:

By:
Name:

Doughty Hanson & Co IV Nominees Two Limited

By:
Name:

By:
Name:

Doughty Hanson & Co IV Nominees Three Limited

By:
Name:

By:
Name:

Doughty Hanson & Co IV Nominees Four Limited

By:
Name:

By:
Name:

Officers Nominees Limited

By:
Name:

By:
Name:

Stockwell Fund, L.P.
222 West Adams Street, Suite 1000 Chicago, IL 60606
Attn: Christopher J. Collins

By: its attorney Doughty Hanson & Co Managers Limited

By:
Name:

Brederode International s.a.r.l. c/o Brederode (UK) Limited 32 Boulevard Joseph II L-1840 Luxembourg Attn:

By: its attorney Doughty Hanson & Co Managers Limited

By:
Name:

Uberior Co-Investments Limited c/o Bank of Scotland New Uberior House 11 Earl Grey Street Edinburgh EH3 9BN Attn:

By: its attorney Doughty Hanson & Co Managers Limited

By:
Name:

RBSM Capital Limited c/o Royal Bank of Scotland 135 Bishopsgate, 5th Floor London EC2M 3UR Attn:

By: its attorney Doughty Hanson & Co Managers Limited

By:
Name:

HVB Capital Partners AG c/o HVB Co-Invest Am Tucherpark 1 (MCS1 / VTW1) 80538 Munich Germany

By: its attorney Doughty Hanson & Co Managers Limited

By:
Name:

Jerome Griffith (with respect to Section 3 only) c/o Tumi Holdings, Inc. 1001 Durham Avenue South Plainfield, NJ 07080 Facsimile No.: (908) 222-7878 E-mail: jeromegriffith@tumi.com